UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

COMMODITY STRATEGY TOTAL RETURN FUND

SEMIANNUAL REPORT 6.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/28/13

	Class A Shares of the Fund		Dow Jones-UBS Commodity Index Total Return	S&P GSCITM
	Without Sales Charge	With Sales Charge
6-Month	-10.98%	-16.09%	-10.47%	-5.41%

1-Year	-4.26	-9.77	-8.01	2.04

5-Year	-20.16	-21.10	-11.61	-15.22

10-Year	-1.21	-1.79	2.39	1.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Consolidated Financial Statements. Index returns are calculated through June 30, 2013.

2      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -10.98%. On a relative basis, the Dow Jones-UBS Commodity Index Total Return (the “Index”) produced a return of -10.47%. The Fund experienced declines in a “risk off” environment, with a strengthening dollar making U.S. dollar-priced commodities expensive to other currencies.

MARKET OVERVIEW

During the period, commodities were impacted by a strengthening U.S. dollar, deteriorating conditions in Europe, the Cyprus banking crisis, Italian elections, moderating growth in emerging markets and improving economic data in the U.S. The Federal Reserve (the “Fed”), the Bank of Japan, the Bank of England and a host of other central banks took steps to stimulate their economies in a familiar game of competitive currency debasement. Fundamentals such as weather, pipeline capacity and uncertainty about Chinese demand also contributed to poor performance. Later in the reporting period, the Fed discussed the potential tapering of its quantitative easing (“QE”) program, which resulted in declines across all commodities. In this environment, precious metals were buffeted by severe crosswinds that included the Fed’s talk of tapering its QE program, rising real interest rates, a strengthening dollar, rising equity markets and a perception that tail risks in Europe have receded.

FUND REVIEW

In this environment, all sectors of the Index declined during the period. The sectors that declined the least were energy and livestock. Following these sectors were agriculture,

industrial metals and precious metals. Energy consisted of roughly 33% of the Fund’s commodity-linked investments at period end, making it the largest weighting, along with agriculture. Despite this large allocation, relative to the Index we maintained an underweight position to the energy sector, including oil, gasoline and heating oil. In particular, we have a significant underweight to West Texas Intermediate (“WTI”) Crude and favor Brent Oil, as we believe WTI Crude is currently overvalued compared to Brent. This positioning detracted from performance for the six-month period, as WTI Crude produced a positive return and was the best performing area of the energy sector, as it benefited from lower stockpiles. At the same time, Brent Crude experienced declines. Gains in WTI Crude do not always translate to gains in Brent Oil, as WTI Crude is able to capture a larger proportion of a price increase because pipelines in Cushing, Oklahoma allow for more delivery of Crude coming from West Texas. While our underweight to WTI Crude detracted from performance this period, we continue to favor Brent over the long term. Also in energy, Natural Gas, the largest commodity in the sector declined sharply in June, essentially giving back all of the gains it

3      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

had accrued for the year. The loss was caused by the rise in inventory as a result of warmer weather.

Agriculture also consisted of approximately 33% of the Fund’s commodity-linked investments at period end. Cotton and soybeans were the only positive performers this period. Overall, agriculture was adversely affected by the warming weather for much of the period. While the market remains bearish on the agriculture sector, we have taken a contrarian view. Bearish sentiment has largely been based on record acreage plantings of corn and soybeans in the U.S. and Brazil. In addition, many believe that global demand is weak and China-based orders are below normal. However, we believe that the situation is much more optimistic. Inventories are entering this harvest at very low levels driving up prices and we believe import nations are delaying demand/buying decisions and will ultimately step back in the market when prices look more attractive. There are also some structural issues in Brazil that will be supportive of prices once much of the “weather” risk plays out. We have expressed positions in corn through call options and also through an overweight in soybeans and we expect to see results as the new harvest materializes.

Livestock was the Fund’s smallest allocation at period end, at approximately 6% of its commodity-linked investments. The sector experienced the bulk of its declines over the first half of the period. Although corn prices eased, they were still high by historical standards, which negatively impacted feed costs. Cold weather in the U.S. also put the start of the grilling season on hold and high storage costs also contributed to negative returns. However, the sector experienced gains over the second half of the period, driven by the performance of lean hogs. Lean hogs gained on concerns over a pig virus that may curb production in the near term. There was reduced supply to end users combined with increased demand during the summer cooking season.

Precious metals consisted of 15% of the Fund’s commodity-linked investments at period end. 2013 has been a very difficult year thus far for gold and silver, which were among the commodities that were hit hardest by the Fed’s statements on quantitative easing. We restructured our precious metal exposure to have more exposure to commercial and industrial demand based metals. We also added out of benchmark positions in platinum and palladium to reflect our belief that emerging market growth in auto demand will continue along with improved auto sales in the domestic market. As a risk offset, we decreased exposure to silver and gold. We believe this can allow us to capitalize more directly on the trends of global consumer confidence, domestic retail spending and emerging market auto demand.

Industrial metals, which also consisted of roughly 15% of the Fund’s commodity-linked investments, declined largely due to a decrease in demand from China, which accounts for 65% of total world demand for

4      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

the base metal. Mounting concerns about Chinese demand also pushed down the other metals in the sector as well.

STRATEGY & OUTLOOK

The Fund changed its benchmark this period to the Dow Jones-UBS Commodity Index Total Return, which we believe will provide investors with more diversified exposure to commodity markets while still maintaining significant inflation-fighting properties. As such, the Fund began to restructure its broad exposures to a more dynamic approach. This will allow us to be more tactical in our investment decisions. This structural change will result in a more actively managed portfolio that reflects our discretionary views and fundamental commodity outlook.

At period end, we continue to be somewhat conservative in our approach. We think that China’s growth will continue to slow and China is not in a position to immediately attend to some of its internal banking issues. As a result, we believe that demand for industrial metals will be weak and thus we will look to overweight those commodities that are more of risk to a supply shock than likely to benefit from a demand issue. We will continue to seek to take advantage of those commodities that have less sensitivity to

George Zivic Portfolio Manager

industrial demand (e.g. grains, meats, distillates, diesel and heating oil). We also will look for commodities that we believe are more likely to benefit from stabilizing, if not greater, U.S. retail demand (e.g. platinum and palladium within the auto sector, higher grade meats such as cattle versus lean hogs). Overall, we currently remain somewhat conservative in our overall growth assumptions.

MEET THE NEW PORTFOLIO MANAGERS

On April 8, 2013, George Zivic was named a portfolio manager for Fund. Before joining OppenheimerFunds, he was a founding partner and portfolio manager of Almanac Capital Management, LP, a commodity focused alternative investment firm. He also served as Director, Head of Commodity Allocations, Alternative Capital at Credit Suisse, was Vice President, Structured Derivatives Group at Rabobank International, and was Vice President of Commodity Trading at XL Capital. After the reporting period on July 22, 2013, Christopher Proctor was named a portfolio manager and is responsible for the collateral portion of the Fund. Chris has been with OppenheimerFunds since 2008 when he joined the Cash Strategies team as a Senior Analyst.

Christopher Proctor, CFA Portfolio Manager

5      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Top Holdings and Allocations1

SECTOR ALLOCATION OF COMMODITY- LINKED INVESTMENTS

Agriculture	33.0%

Energy	33.0

Industrial Metals	15.0

Precious Metals	15.0

Livestock	6.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and represent the relative economic exposure, by sector, of the commodity-linked investments held by the Fund and its Wholly-Owned Subsidiary, RAF Fund Ltd. (the “Subsidiary”), and are based on net assets. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund’s allocation of its investments within each sector of the Dow Jones-UBS Commodity Index Total Return may differ (at times, significantly) from the sector weightings of the Dow Jones-UBS Commodity Index Total Return. The Fund is not an index fund.

PORTFOLIO ALLOCATION

Money Market Fund	46.3%

U.S. Government Obligations	29.7

Structured Securities	16.0

Short-Term Notes	7.6

Exchange-Traded Options Purchased	0.4

Mortgage-Backed Obligation	*

*Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of investments.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

6       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QRAAX)	3/31/97	-10.98%	-4.26%	-20.16%		-1.21%
Class B (QRABX)	3/31/97	-11.15%	-4.97%	-20.78%		-1.71%
Class C (QRACX)	3/31/97	-11.01%	-5.03%	-20.73%		-1.95%
Class I (QRAIX)	4/27/12	-10.57%	-3.58%	-13.08%	*	N/A
Class N (QRANX)	3/1/01	-10.87%	-4.33%	-20.33%		-1.50%
Class Y (QRAYX)	3/31/97	-10.61%	-3.91%	-19.80%		-0.75%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QRAAX)	3/31/97	-16.09%	-9.77%	-21.10%		-1.79%
Class B (QRABX)	3/31/97	-15.59%	-9.72%	-21.06%		-1.71%
Class C (QRACX)	3/31/97	-11.90%	-5.98%	-20.73%		-1.95%
Class I (QRAIX)	4/27/12	-10.57%	-3.58%	-13.08%	*	N/A
Class N (QRANX)	3/1/01	-11.76%	-5.29%	-20.33%		-1.50%
Class Y (QRAYX)	3/31/97	-10.61%	-3.91%	-19.80%		-0.75%

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Dow Jones-UBS Commodity Index Total Return and the S&P Goldman Sachs Commodity Index (S&P GSCI). The Dow Jones-UBS Commodity Index Total is a broadly diversified index that is composed of futures contracts on 20 physical commodities traded on U.S. futures exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange. The S&P GSCI® Index is a composite index of commodity sector returns representing unleveraged, long-only investment in commodity futures across 24 commodities. The Fund has changed its benchmark from the S&P GSCI to the Dow Jones-UBS Commodity Index Total Return, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged

7      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Expenses Continued

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013

Class A	$1,000.00	$890.20	$6.65

Class B	1,000.00	888.50	10.39

Class C	1,000.00	889.90	10.35

Class I	1,000.00	894.30	4.47

Class N	1,000.00	891.30	8.01

Class Y	1,000.00	893.90	4.84

Hypothetical (5% return before expenses)

Class A	1,000.00	1,017.51	7.10

Class B	1,000.00	1,013.58	11.07

Class C	1,000.00	1,013.63	11.02

Class I	1,000.00	1,019.81	4.77

Class N	1,000.00	1,016.09	8.54

Class Y	1,000.00	1,019.42	5.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios

Class A	1.43%

Class B	2.23

Class C	2.22

Class I	0.96

Class N	1.72

Class Y	1.04

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Principal Amount	Value

Mortgage-Backed Obligation—0.0%
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[1,2] (Cost $481,670)	$645,555	$43,575

U.S. Government Obligations—30.3%
U.S. Treasury Nts.:
0.125%, 7/31/14	600,000	599,555
0.25%, 1/31/14-7/15/15	8,850,000	8,851,180
0.375%, 7/31/13-2/15/16	6,000,000	6,002,776
0.50%, 10/15/13-10/15/14[3]	31,350,000	31,391,141
0.625%, 7/15/14	4,500,000	4,519,953
0.75%, 8/15/13-12/15/13	10,400,000	10,409,778
1.00%, 7/15/13-1/15/14[3,4]	19,600,000	19,638,861
1.25%, 2/15/14-4/15/14	9,775,000	9,853,536
1.75%, 1/31/14-3/31/14	1,240,000	1,252,852
1.875%, 2/28/14-4/30/14	7,500,000	7,588,936
2.00%, 11/30/13	800,000	806,297
2.25%, 5/31/14-1/31/15[3]	8,850,000	9,070,942
2.375%, 8/31/14-2/28/15	11,700,000	12,032,934
4.125%, 5/15/15[3]	4,800,000	5,138,813
4.25%, 8/15/14-8/15/15[3]	5,320,000	5,667,582

Total U.S. Government Obligations (Cost $132,693,528)		132,825,136

Structured Securities—16.4%
Commodity-Linked Securities—16.4%
Canadian Imperia Bank of Commerce, Dow Jones-UBS Precious Metals 3 Month Forward Sub-Index Total Return Linked Nts., 0.083%, 4/9/14	5,000,000	3,519,000

Canadian Imperial Bank of Commerce, Dow Jones-UBS Commodity Index Total Return 2 Month Forward Linked Nts., 0.019%, 5/16/14[6]	14,000,000	9,345,439

Cargill, Inc., Dow Jones-UBS Commodity Index Total Return Index Linked Nts., 0.669%, 4/9/14	27,000,000	18,454,002

Goldman Sachs Group, Inc. (The), Dow Jones-UBS Commodity Index Excess Return Index Linked Nts., 0.669%, 4/9/14	20,000,000	13,571,990

Morgan Stanley, Dow Jones-UBS Commodity Index Total Return 2 Month Forward Linked Nts., 0.153%, 4/9/14[5,6]	25,000,000	16,707,817

UBS AG (London Branch), Dow Jones-UBS Commodity Index Total Return 2 Month Forward Linked Nts., 0.09%, 4/9/14[5]	15,000,000	10,018,823

Total Structured Securities (Cost $106,000,000)		71,617,071

Short-Term Notes—7.8%
Federal Home Loan Bank:
0.059%, 8/7/13	3,500,000	3,499,788
0.075%, 7/19/13	1,800,000	1,799,933
0.075%, 7/26/13	1,650,000	1,649,914
0.09%, 10/11/13-10/25/13	11,500,000	11,498,571
0.10%, 10/23/13	3,700,000	3,699,530
0.10%, 10/16/13	3,700,000	3,699,559
0.10%, 10/20/13	600,000	599,858
0.11%, 7/31/13	1,200,000	1,199,890
0.115%, 8/2/13	1,500,000	1,499,847
0.12%, 7/5/13	1,200,000	1,199,984
0.125%, 7/3/13	900,000	899,994

11      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Principal Amount	Value

Short-Term Notes Continued
Federal Home Loan Bank: Continued
0.125%, 12/18/13			$1,100,000	$1,099,584
0.135%, 9/4/13			700,000	699,962

Federal National Mortgage Assn., 0.105%, 7/10/13			1,200,000	1,199,969

Total Short-Term Notes (Cost $34,242,775)				34,246,383

	Expiration Date	Strike Price	Contracts

Exchange-Traded Options Purchased—0.4%
Corn Futures, 12/13/13 Call[7]	11/22/13	$600	452	174,956

Gold (100 oz.) Futures, 12/27/13 Put[7]	11/25/13	900	80	32,000

London Metal Exchange Copper, 9/13/13 Put[7]	9/4/13	6,500	430	1,063,498

RBOB Gasoline, 8/13/13 Call[7]	7/26/13	281	100	58,380

RBOB Gasoline, 8/13/13 Put[7]	7/26/13	281	100	256,410

WTI Crude Oil Futures, 8/13/13 Put[7]	7/17/13	90	200	23,000

Total Exchange Traded Options Purchased (Cost $1,454,815)				1,608,244

			Shares

Investment Company—47.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[8,9] (Cost $207,410,412)			207,410,412	207,410,412

Total Investments, at Value (Cost $482,283,200)			102.3%	447,750,821

Liabilities in Excess of Other Assets			(2.3)	(9,902,459)

Net Assets			100.0%	$437,848,362

Footnotes to Consolidated Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. This security is not accruing income because the issuer has missed an interest payment on it and /or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

2. Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $43,575, which represents 0.01% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation

NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	$481,670	$43,575	$438,095

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $16,317,268. See Note 6 of the accompanying Notes.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,501,760. See Note 6 of the accompanying Notes.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,072,079 or 8.24% of the Fund’s net assets as of June 28, 2013.

12      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Footnotes to Consolidated Statement of Investments Continued

6. Represents the current interest rate for a variable or increasing rate security.

7. Non-Income producing security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	280,801,983	123,102,042	196,493,613	207,410,412

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$207,410,412	$140,447

9. Rate shown is the 7-day yield as of June 28, 2013.

Futures Contracts as of June 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)

Brent Crude Oil	Buy	100	7/16/13	$10,216,000	$96,053
Gas Oil	Buy	20	7/31/13	2,281,104	10,266
Gold (100 oz.)	Buy	15	8/28/13	1,835,550	(335,910)
Platinum	Buy	50	10/29/13	3,349,750	(100,351)
Silver	Buy	6	9/26/13	584,100	(68,652)
Soybean	Buy	200	11/14/13	12,520,000	(459,226)
WTI Crude Oil	Sell	100	7/19/13	9,656,000	(131,327)
WTI Crude Oil	Sell	200	11/20/13	18,876,000	492,016
WTI Crude Oil	Sell	107	7/22/13	10,331,920	134,521
WTI Crude Oil	Buy	200	11/20/14	17,644,000	(569,339)

					$(931,949)

Exchange-Traded Options Written at June 28, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation (Depreciation)

Gold (100 oz.) Futures, 12/27/13	Call	100	$1,550	11/15/13	$219,643	$(56,000)	$163,643
Gold (100 oz.) Futures, 12/27/13	Call	50	1,300	11/15/13	202,399	(219,500)	(17,101)
Gold (100 oz.) Futures, 8/28/13	Put	100	1,350	7/25/13	289,643	(1,306,000)	(1,016,357)
London Metal Exchange Aluminum High Grade Futures, 12/13/13	Call	150	2,150	12/4/13	190,287	(51,938)	138,349
London Metal Exchange Copper, 9/13/13	Put	215	6,000	9/4/13	297,445	(413,821)	(116,376)
Palladium, 9/13/13	Call	25	800	8/21/13	61,197	(6,700)	54,497
Palladium, 9/13/13	Put	50	650	8/21/13	75,894	(132,850)	(56,956)
Platinum Futures, 10/29/13	Put	100	1,400	9/18/13	164,788	(466,000)	(301,212)
Silver, 12/13/13	Put	50	20	11/15/13	246,071	(484,500)	(238,429)

13      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Exchange-Traded Options Written: Continued

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation (Depreciation)

WTI Crude Oil Futures, 8/13/13	Put	100	$85	7/17/13	$34,683	$(5,000)	$29,683
WTI Crude Oil Futures, 8/13/13	Put	50	95	7/17/13	148,819	(56,000)	92,819
WTI Crude Oil Futures, 8/13/13	Call	50	95	7/17/13	129,819	(134,000)	(4,181)

					$2,060,688	$(3,332,309)	$ (1,271,621)

Over-the-Counter Total Return Swaps as of June 28, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value

MLCILRAE Index:
Merrill Lynch Commodities, Inc.	$54,500	1.476%	Official settlement price of MLCILRAE Index	7/19/23	$(2,056,386)
Merrill Lynch Commodities, Inc.	66,750	0.763	Official settlement price of MLCILREE Index	7/19/23	(2,071,831)
Merrill Lynch Commodities, Inc.	28,250	2.420	Official settlement price of MLCILRIE Index	7/19/23	(127,306)
Merrill Lynch Commodities, Inc.	10,000	0.667	Official settlement price of MLCILRIE Index	7/19/23	89,186

Total where Fund pays a fixed rate	159,500				(4,166,337)

Merrill Lynch Commodities, Inc.	2,500	Official settlement price of MLCILREE Index	0.748%	7/19/23	31,041
Merrill Lynch Commodities, Inc.	750	Official settlement price of MLCILRIE Index	2.438	7/19/23	9,009
Merrill Lynch Commodities, Inc.	250	Official settlement price of MLCILRIE Index	6.695	7/19/23	(1,123)

Total where Fund pays a variable rate	3,500				38,927

				Total of Over-the-Counter Total Return Swaps	$(4,127,410)

Abbreviations are as follows:

MLCILRAE	Merrill Lynch Commodities Long Pre-Roll Agriculture Excess Return Index
MLCILREE	Merrill Lynch Commodities Long Pre-Roll Energy Excess Return Index
MLCILRIE	Merrill Lynch Commodities Long Pre-Roll Industrial Metal Excess Return Index

See accompanying Notes to Consolidated Financial Statements.

14       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $274,872,788)	$240,340,409
Affiliated companies (cost $207,410,412)	207,410,412

447,750,821

Cash	173,411

Swaps, at value	129,236

Receivables and other assets:
Variation margin receivable	2,990,676
Interest, dividends and principal paydowns	601,688
Other	52,551

Total assets	451,698,383

Liabilities
Options written, at value (premiums received $2,060,688)	3,332,309

Swaps, at value	4,256,646

Payables and other liabilities:
Variation margin payable	4,273,112
Shares of beneficial interest redeemed	1,694,064
Investments purchased	90,357
Transfer and shareholder servicing agent fees	61,914
Distribution and service plan fees	53,353
Trustees’ compensation	36,029
Shareholder communications	13,451
Other	38,786

Total liabilities	13,850,021

Net Assets	$437,848,362

Composition of Net Assets
Par value of shares of beneficial interest	$150,165

Additional paid-in capital	1,426,433,026

Accumulated net investment loss	(307,620,929)

Accumulated net realized loss on investments	(640,250,541)

Net unrealized depreciation on investments	(40,863,359)

Net Assets	$437,848,362

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

15      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $174,579,873 and 59,838,867 shares of beneficial interest outstanding)	$2.91
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$3.09

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,530,240 and 3,327,272 shares of beneficial interest outstanding)	$2.86

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,388,619 and 17,520,102 shares of beneficial interest outstanding)	$2.81

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $103,863,727 and 35,266,583 shares of beneficial interest outstanding)	$2.94

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,827,461 and 4,133,521 shares of beneficial interest outstanding)	$2.86

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $88,658,442 and 30,078,182 shares of beneficial interest outstanding)	$2.94

See accompanying Notes to Consolidated Financial Statements.

16      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Interest	$559,260

Dividends:
Unaffiliated companies	2,279
Affiliated companies	140,447

Total investment income	701,986

Expenses
Management fees	3,017,660

Distribution and service plan fees:
Class A	252,397
Class B	57,804
Class C	289,755
Class N	33,030

Transfer and shareholder servicing agent fees:
Class A	327,695
Class B	26,822
Class C	106,757
Class I	6,747
Class N	30,983
Class Y	96,794

Shareholder communications:
Class A	15,120
Class B	1,535
Class C	4,922
Class I	1
Class N	1,178
Class Y	5,316

Trustees’ compensation	18,604

Custodian fees and expenses	12,988

Other	58,671

Total expenses	4,364,779
Less waivers and reimbursements of expenses	(860,830)

Net expenses	3,503,949

Net Investment Loss	(2,801,963)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	7,669,062
Closing and expiration of option contracts written	413,471
Closing and expiration of futures contracts	(2,713,919)

Net realized gain	5,368,614

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

17      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net change in unrealized appreciation/depreciation on:
Investments	$(46,399,930)
Futures contracts	(5,877,757)
Option contracts written	(1,405,547)
Swap contracts	(4,127,410)

Net change in unrealized appreciation/depreciation	(57,810,644)

Net Decrease in Net Assets Resulting from Operations	$(55,243,993)

See accompanying Notes to Consolidated Financial Statements.

18       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]

Operations
Net investment loss	$(2,801,963)	$(9,236,700)

Net realized gain (loss)	5,368,614	(37,681,473)

Net change in unrealized appreciation/depreciation	(57,810,644)	22,827,277

Net decrease in net assets resulting from operations	(55,243,993)	(24,090,896)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(31,338,437)	(93,283,326)
Class B	(2,489,265)	(4,334,842)
Class C	(8,170,486)	(16,644,444)
Class I	105,721,501	7,348,634
Class N	(776,984)	(2,618,174)
Class Y	(190,714,903)	(430,218,541)

	(127,768,574)	(539,750,693)

Net Assets
Total decrease	(183,012,567)	(563,841,589)

Beginning of period	620,860,929	1,184,702,518

End of period (including accumulated net investment loss of $307,620,929 and $304,818,966, respectively)	$437,848,362	$620,860,929

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

19      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]	Year Ended December 30, 2011[1,2]	Year Ended December 31, 2010[2]	Year Ended December 31, 2009[2]	Year Ended December 31, 2008[2]

Per Share Operating Data
Net asset value, beginning of period	$3.28	$3.34	$3.66	$3.42	$3.11	$7.51

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.02)	(0.04)	(0.04)	(0.04)	(0.02)	0.31
Net realized and unrealized gain (loss)	(0.35)	(0.02)	(0.07)	0.33	0.33	(4.43)

Total from investment operations	(0.37)	(0.06)	(0.11)	0.29	0.31	(4.12)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.21)	(0.05)	0.00	(0.28)

Net asset value, end of period	$2.91	$3.28	$3.34	$3.66	$3.42	$3.11

Total Return, at Net Asset Value[4]	(10.98)%	(1.80)%	(2.93)%	8.61%	9.97%	(54.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,580	$228,224	$326,818	$439,204	$457,757	$320,191

Average net assets (in thousands)	$207,856	$284,670	$424,280	$410,353	$385,924	$788,007

Ratios to average net assets:[5]
Net investment income (loss)	(1.16)%	(1.18)%	(1.15)%	(1.11)%	(0.68)%	3.96%
Total expenses[6]	1.79%	1.90%	1.72%	1.79%	1.92%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.49%	1.41%	1.40%	1.45%	1.32%

Portfolio turnover rate	46%	44%	21%	38%	51%[7]	86%[7]

20      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.83%
Year Ended December 31, 2012	1.95%
Year Ended December 30, 2011	1.77%
Year Ended December 31, 2010	1.85%
Year Ended December 31, 2009	1.97%
Year Ended December 31, 2008	1.60%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394

See accompanying Notes to Consolidated Financial Statements.

21       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]	Year Ended December 30, 2011[1,2]	Year Ended December 31, 2010[2]	Year Ended December 31, 2009[2]	Year Ended December 31, 2008[2]

Per Share Operating Data
Net asset value, beginning of period	$3.23	$3.32	$3.63	$3.40	$3.12	$7.39

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	(0.07)	(0.07)	(0.06)	(0.04)	0.22
Net realized and unrealized gain (loss)	(0.34)	(0.02)	(0.06)	0.31	0.32	(4.28)

Total from investment operations	(0.37)	(0.09)	(0.13)	0.25	0.28	(4.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.18)	(0.02)	0.00	(0.21)

Net asset value, end of period	$2.86	$3.23	$3.32	$3.63	$3.40	$3.12

Total Return, at Net Asset Value[4]	(11.15)%	(2.71)%	(3.57)%	7.48%	8.97%	(54.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,530	$13,291	$17,965	$23,489	$28,683	$29,455

Average net assets (in thousands)	$11,645	$15,469	$22,207	$23,528	$27,137	$78,128

Ratios to average net assets:[5]
Net investment income (loss)	(1.95)%	(2.08)%	(1.95)%	(1.89)%	(1.43)%	2.91%
Total expenses[6]	2.71%	3.18%	2.99%	3.17%	3.26%	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	2.39%	2.23%	2.21%	2.25%	2.16%

Portfolio turnover rate	46%	44%	21%	38%	51%[7]	86%[7]

22      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	2.75%
Year Ended December 31, 2012	3.23%
Year Ended December 30, 2011	3.04%
Year Ended December 31, 2010	3.23%
Year Ended December 31, 2009	3.31%
Year Ended December 31, 2008	2.47%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394

See accompanying Notes to Consolidated Financial Statements.

23       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]	Year Ended December 30, 2011[1,2]	Year Ended December 31, 2010[2]	Year Ended December 31, 2009[2]	Year Ended December 31, 2008[2]

Per Share Operating Data
Net asset value, beginning of period	$3.18	$3.26	$3.58	$3.35	$3.08	$7.34

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	(0.07)	(0.07)	(0.06)	(0.04)	0.22
Net realized and unrealized gain (loss)	(0.34)	(0.01)	(0.06)	0.32	0.31	(4.26)

Total from investment operations	(0.37)	(0.08)	(0.13)	0.26	0.27	(4.04)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.19)	(0.03)	0.00	(0.22)

Net asset value, end of period	$2.81	$3.18	$3.26	$3.58	$3.35	$3.08

Total Return, at Net Asset Value[4]	(11.01)%	(2.45)%	(3.69)%	7.74%	8.77%	(54.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,389	$64,074	$82,710	$86,502	$90,170	$72,405

Average net assets (in thousands)	$58,487	$74,103	$92,415	$80,967	$78,974	$177,461

Ratios to average net assets:[5]
Net investment income (loss)	(1.94)%	(2.00)%	(1.91)%	(1.87)%	(1.44)%	2.97%
Total expenses[6]	2.60%	2.74%	2.55%	2.68%	2.84%	2.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%	2.31%	2.18%	2.17%	2.23%	2.11%

Portfolio turnover rate	46%	44%	21%	38%	51%[7]	86%[7]

24      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. June 28, 2013 December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	2.64%
Year Ended December 31, 2012	2.79%
Year Ended December 30, 2011	2.60%
Year Ended December 31, 2010	2.74%
Year Ended December 31, 2009	2.89%
Year Ended December 31, 2008	2.40%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394

See accompanying Notes to Consolidated Financial Statements.

25       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended June 28, 2013[1] (Unaudited)	Period Ended December 31, 2012[2,3]

Per Share Operating Data
Net asset value, beginning of period	$3.31	$3.49

Income (loss) from investment operations:
Net investment loss[4]	(0.01)	(0.01)
Net realized and unrealized loss	(0.36)	(0.17)

Total from investment operations	(0.37)	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00

Net asset value, end of period	$2.94	$3.31

Total Return, at Net Asset Value[5]	(10.57)%	(5.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,864	$7,383

Average net assets (in thousands)	$46,683	$275

Ratios to average net assets:[6]
Net investment loss	(0.71)%	(0.70)%
Total expense[7]	1.25%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	1.03%

Portfolio turnover rate	46%	44%

1. June 28, 2013 represents the last business day of the Fund’s 2013 semiannual period. See Note 1 of the accompanying Notes.

2. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

3. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.29%
Period Ended December 31, 2012	1.36%

See accompanying Notes to Consolidated Financial Statements.

26      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class N	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]	Year Ended December 30, 2011[1,2]	Year Ended December 31, 2010[2]	Year Ended December 31, 2009[2]	Year Ended December 31, 2008[2]

Per Share Operating Data
Net asset value, beginning of period	$3.22	$3.29	$3.61	$3.38	$3.08	$7.43

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.02)	(0.05)	(0.05)	(0.04)	(0.03)	0.26
Net realized and unrealized gain (loss)	(0.34)	(0.02)	(0.06)	0.32	0.33	(4.34)

Total from investment operations	(0.36)	(0.07)	(0.11)	0.28	0.30	(4.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.21)	(0.05)	0.00	(0.27)

Net asset value, end of period	$2.86	$3.22	$3.29	$3.61	$3.38	$3.08

Total Return, at Net Asset Value[4]	(10.87)%	(2.13)%	(3.08)%	8.21%	9.74%	(54.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,827	$14,102	$17,044	$18,176	$16,412	$12,219

Average net assets (in thousands)	$13,372	$15,775	$18,734	$16,050	$13,661	$25,985

Ratios to average net assets:[5]
Net investment income (loss)	(1.44)%	(1.48)%	(1.40)%	(1.37)%	(0.92)%	3.45%
Total expenses[6]	2.20%	2.38%	2.13%	2.29%	2.50%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.79%	1.66%	1.66%	1.70%	1.63%

Portfolio turnover rate	46%	44%	21%	38%	51%[7]	86%[7]

27       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	2.24%
Year Ended December 31, 2012	2.43%
Year Ended December 30, 2011	2.18%
Year Ended December 31, 2010	2.35%
Year Ended December 31, 2009	2.55%
Year Ended December 31, 2008	1.97%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394

See accompanying Notes to Consolidated Financial Statements.

28      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class Y	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]	Year Ended December 30, 2011[1,2]	Year Ended December 31, 2010[2]	Year Ended December 31, 2009[2]	Year Ended December 31, 2008[2]

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.35	$3.67	$3.43	$3.11	$7.55

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.01)	(0.03)	(0.03)	(0.02)	(0.01)	0.19
Net realized and unrealized gain (loss)	(0.35)	(0.02)	(0.07)	0.33	0.33	(4.31)

Total from investment operations	(0.36)	(0.05)	(0.10)	0.31	0.32	(4.12)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.22)	(0.07)	0.00	(0.32)

Net asset value, end of period	$2.94	$3.30	$3.35	$3.67	$3.43	$3.11

Total Return, at Net Asset Value[4]	(10.61)%	(1.49)%	(2.57)%	8.99%	10.29%	(54.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,658	$293,787	$740,166	$1,198,790	$838,122	$364,837

Average net assets (in thousands)	$176,989	$470,565	$1,173,253	$974,924	$549,032	$500,443

Ratios to average net assets:[5]
Net investment income (loss)	(0.76)%	(0.81)%	(0.81)%	(0.74)%	(0.16)%	2.55%
Total expenses[6]	1.33%	1.39%	1.33%	1.31%	1.18%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.11%	1.07%	1.03%	0.89%	0.86%

Portfolio turnover rate	46%	44%	21%	38%	51%[7]	86%[7]

29       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.37%
Year Ended December 31, 2012	1.44%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.37%
Year Ended December 31, 2009	1.23%
Year Ended December 31, 2008	1.12%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394

See accompanying Notes to Consolidated Financial Statements.

30      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to June 28, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds

31      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: investments, at value increased $144,836,695; cash increased $34,023; other assets increased $4,700,899; payables and other liabilities increased $2,132,511 and investments at value, wholly-owned subsidiary decreased $147,439,106. For the six months ended June 28, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $428,729; net realized gain includes $2,103,163 of losses realized by the Subsidiary and net change in unrealized depreciation includes $10,762,301 of change experienced by the Subsidiary. For the year ended December 31, 2012, the following changes were made to the Consolidated Statements of Changes in Net Assets: net investment loss increased $1,299,380; net realized loss increased $16,914,677 and net change in unrealized appreciation increased by $18,214,057. For the six months ended June 28, 2013, the changes to the net investment income, total expenses and expenses after payments, waivers and/or reimbursements and reduction to custodian expenses ratios (the “Ratios”) on the Financial Highlights was immaterial. For the years ended December 31, 2012, December 30, 2011, December 31, 2010 and December 31, 2009, the changes to the Ratios were immaterial. For the year ended December 31, 2008, the changes to the Ratios were 1.07%.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

32      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. Significant Accounting Policies (Continued)

Cost	$481,670
Market Value	$43,575
Market Value as a % of Net Assets	0.01%

Investment in RAF Fund Ltd. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager and the Sub-Adviser.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2026. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended June 28, 2013, the Subsidiary has a deficit of $14,030,748 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At June 28, 2013, the Fund owned 4,000,000 shares with a market value of $102,144,913.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

33      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$183,272,671
2017	374,871,458
No expiration	14,940,538

Total	$573,084,667

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $558,144,129 expiring by 2017 and $9,571,924 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $5,368,614 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

34      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$482,283,228
Federal tax cost of other investments	8,437,845

Total federal tax cost	$490,721,073

Gross unrealized appreciation	$12,373,659
Gross unrealized depreciation	(53,237,046)

Net unrealized depreciation	$(40,863,387)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to

35      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

36      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

37      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

38      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligation	$—	$—	$43,575	$43,575
U.S. Government Obligations	—	132,825,136	—	132,825,136
Structured Securities	—	71,617,071	—	71,617,071
Short-Term Notes	—	34,246,383	—	34,246,383
Exchange-Traded Options Purchased	1,608,244	—	—	1,608,244
Investment Company	207,410,412	—	—	207,410,412

Total Investments, at Value	209,018,656	238,688,590	43,575	447,750,821

39      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Assets Table: Continued	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$129,236	$—	$129,236
Variation margin receivable	2,990,676	—	—	2,990,676

Total Assets	$212,009,332	$238,817,826	$43,575	$450,870,733

Liabilities Table
Other Financial Instruments:
Options written, at value	$3,332,309	$—	$—	3,332,309
Swaps, at value	—	4,256,646	—	4,256,646
Variation margin receivable	4,273,112	—	—	4,273,112

Total Assets	$7,605,421	$4,256,646	$—	$11,862,067

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	5,096,416	$16,434,454	24,188,276	$82,375,226
Redeemed	(14,886,251)	(47,772,891)	(52,454,085)	(175,658,552)

Net decrease	(9,789,835)	$(31,338,437)	(28,265,809)	$(93,283,326)

Class B
Sold	41,643	$134,151	774,247	$2,608,259
Redeemed	(829,056)	(2,623,416)	(2,072,895)	(6,943,101)

Net decrease	(787,413)	$(2,489,265)	(1,298,648)	$(4,334,842)

Class C
Sold	1,282,123	$4,003,469	2,977,405	$9,742,262
Redeemed	(3,914,438)	(12,173,955)	(8,158,426)	(26,386,706)

Net decrease	(2,632,315)	$(8,170,486)	(5,181,021)	$(16,644,444)

40      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class I
Sold	37,178,695	$118,727,033	2,238,971	$7,366,643
Redeemed	(4,145,626)	(13,005,532)	(5,457)	(18,009)

Net increase	33,033,069	$105,721,501	2,233,514	$7,348,634

Class N
Sold	569,793	$1,792,511	1,249,646	$4,105,589
Redeemed	(816,351)	(2,569,495)	(2,052,986)	(6,723,763)

Net decrease	(246,558)	$(776,984)	(803,340)	$(2,618,174)

Class Y
Sold	8,856,916	$28,816,845	33,845,603	$113,280,546
Redeemed	(67,852,480)	(219,531,748)	(165,951,037)	(543,499,087)

Net decrease	(58,995,564)	$(190,714,903)	(132,105,434)	$(430,218,541)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013 were as follows:

	Purchases	Sales

Investment securities	$52,445,175	$79,066,976
U.S. government and government agency securities	36,783,577	66,513,328

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

41      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the

42      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Fees and Other Transactions with Affiliates (Continued)

Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$3,336,100
Class C	5,652,355
Class N	690,006

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

June 28, 2013	$33,407	$4	$14,861	$2,859	$7

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the six months ended June 28, 2013, this waiver reduced the Fund’s management fee by $636,629.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $106,232 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended June 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$68,286
Class B	10,843
Class C	26,204
Class N	12,636

43      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

44      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the

45      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $162,597,763 and $30,438,460 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on individual commodities to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $57,488 and $222,868 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery

46      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $105,153 and $418,013 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2012	629	$124,415	92	$58,081
Options written	1,939	1,570,154	1,404	1,557,703
Options closed or expired	(2,033)	(737,947)	(450)	(256,264)
Options exercised	(160)	(153,277)	(381)	(102,177)

Options outstanding as of June 28, 2013	375	$803,345	665	$1,257,343

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statements of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately

47      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $22,569,833 and $494,254 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

48      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $4,127,410 for which the Fund has posted collateral of $16,317,268.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

49      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 28, 2013:

50      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Merrill Lynch Commodities, Inc.	$129,236	$(129,236)	$—	$—	$—

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 28, 2013:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Merrill Lynch Commodities, Inc.	$(4,256,646)	$129,236	$—	$4,127,410	$—

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 28, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Commodity contracts	Swaps, at value	$129,236		Swaps, at value	$4,256,646
Commodity contracts	Variation margin receivable	2,990,676	*	Variation margin payable	4,273,112	*

51      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Commodity contracts				Options written, at value	$3,332,309
Commodity contracts	Investments, at value	$1,608,244	**

Total		$4,728,156			$11,862,067

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (includes premiums on options exersiced)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Total
Commodity contracts	$188,513	$413,471	$(2,713,919)	$(2,111,935)

*Includes purchased options contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Instruments*	Option contracts written	Futures contracts	Swap contracts	Total
Commodity contracts	$769,360	$(1,405,547)	$(5,877,757)	$(4,127,410)	$(10,641,354)

*Includes purchased option contracts, if any.

7. Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

52      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The

53      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

54      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
George Zivic, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

The consolidated financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

56      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

58      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0735.001.0613 August 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013